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                                                        Schedule to Exhibit 10.3


                          MORRISON KNUDSEN CORPORATION

                        SCHEDULE OF EMPLOYMENT AGREEMENTS


                    Name                     Date of Agreement
                    ----                     -----------------

               Hanks, Stephen G.             January 1, 1993
               Tinstman, Robert A.           January 1, 1993
               Zarges, Thomas H.             January 1, 1994